T. Rowe Price Africa & Middle East Fund

Supplement to Summary Prospectus Dated March 1, 2020

The portfolio manager table under “Management” is supplemented as follows:

Effective August 1, 2020, Seun Oyegunle will join Oliver D.M. Bell as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee. Mr. Oyegunle joined T. Rowe Price in 2013. Effective January 1, 2021, Mr. Bell will step down as a portfolio manager and Cochairman of the fund’s Investment Advisory Committee and Mr. Oyegunle will become the sole portfolio manager and Chairman of the fund’s Investment Advisory Committee.

The date of this supplement is July 16, 2020.

F168-041-S 7/16/20